OCTOBER 11, 2000

                               THE WESTPORT FUNDS
       SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000

Effective October 9, 2000, the address of Integrated Fund Services, Inc., the administrator, the accounting services agent and the transfer agent of The Westport Funds (the "Funds"), and IFS Fund Distributors, Inc., the Funds' distributor, is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.